UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
May 2, 2007
(Date of report; date of
earliest event reported)
Commission file number: 0-51438
RESIDENTIAL CAPITAL, LLC
(Exact name of registrant as specified in its charter)

Delaware	20-1770738
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)
8400 Normandale Lake Boulevard
Minneapolis, Minnesota
55437
(Address of principal executive offices)
(Zip Code)
(952) 857-8700
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operation and Financial Condition
On May 2, 2007, Residential Capital, LLC (ResCap) announced operating results for the first quarter ended March 31, 2007. The announcement is attached hereto and incorporated by reference as Exhibit 99.1.
Charts furnished to securities analysts in connection with ResCap’s first quarter 2007 earnings announcement are attached hereto and incorporated by reference as Exhibit 99.2.
Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
99.1	Announcement, Dated May 2, 2007

99.2	Charts Furnished to Securities Analysts

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESIDENTIAL CAPITAL, LLC (Registrant)

Dated: May 2, 2007	/s/ James N. Young
James N. Young
Chief Accounting Officer and Controller

EXHIBIT INDEX

Exhibit No.	Description
99.1	Announcement, Dated May 2, 2007

99.2	Charts Furnished to Securities Analysts